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                               [ATARI LETTERHEAD]

                                                                    Exhibit 99.1

                                                                   FOR IMMEDIATE
                                                                         RELEASE


                                                              Contact: Ryan Barr
                                                                      Atari, Inc
                                                                    212-726-6996
                                                             Ryan.Barr@atari.com

                 ATARI REPORTS FISCAL 2005 FIRST QUARTER RESULTS

NEW YORK - July 29, 2004 - Atari, Inc. (Nasdaq: ATAR), a leader in interactive entertainment, today announced financial results for the fiscal 2005 first quarter ended June 30, 2004.

Net revenue for the first quarter ended June 30, 2004, was $110.3 million compared to $151.4 million in the comparable year-earlier period. Publishing net revenue was $99.7 million compared to $135.6 million in the prior June quarter, while distribution revenue was $10.6 million compared to $15.8 million in the comparable year-earlier quarter. Revenue for the period was driven by the highly anticipated release of DRIV3R (PS2 and Xbox), which sold-through approximately 50% of the units shipped to retail outlets worldwide in its first month on shelves and ranked as the #2 PS2 title and #5 Xbox title in the U.S. in June, while topping the charts in Australia, France, Germany, Italy, Spain, Sweden and the U.K. Additionally, sales were supported by Transformers (PS2), Shadow Ops:
Red Mercury (Xbox), Duel Masters: Sempai Legends (GBA) and DBZ: Super Sonic Warriors (GBA), among others. The year-over-year change in net revenue was directly attributable to the earlier shipment date of last year's smash-hit Enter The Matrix on four consoles (PS2, Xbox, GameCube, GBA and PC) compared to the later shipment of DRIV3R on two consoles, and the Company's long-term strategy to reduce its lower margin third-party distribution arrangements.

Net income for the quarter was $12.1 million, or $0.10 per share, compared to net income of $23.8 million, or $0.34 per share, in the year-earlier period.

"The fiscal 2005 first quarter was highlighted by the strong global launch of DRIV3R, which has been embraced enthusiastically by consumers worldwide," stated Bruno Bonnell, Chairman and CEO of Atari. "DRIV3R's performance in just nine days of the quarter, combined with that of Transformers and Shadow Ops: Red Mercury, among others, enabled us to surpass our own expectations for profitability, thereby creating greater shareholder value. We are pleased to have delivered on our previously stated goals for the quarter and will continue to strive toward meeting the high expectations of our customers and shareholders."

Atari's product lineup for the remainder of fiscal 2005 is expected to include the following key releases, among many others:

     o    For the second  quarter  ending  September 30, 2004:  Backyard  Skater
          (PC), Deer Hunter 2005 (PC), Forgotten Realms: Demon Stone (PS2), Shadow Ops: Red Mercury (PC), Asterix & Obelix (PS2), Terminator 3:
          The Redemption (PS2, Xbox, and GameCube), Test Drive: Eve of Destruction (PS2 and Xbox), Unreal Tournament Editor's Choice (PC), YuYu Hakusho: Dark Tournament (PS2), Zoids: Legacy (GBA), and Zoids:
          Battle Legends (GameCube).

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     o    For the third quarter  ending  December 31, 2004:  Axis & Allies (PC),
          Backyard Basketball (GBA), Dragon Ball Z: Budokai 3 (PS2), Dragon Ball
          Z: Buu's Fury  (GBA),  Duel  Masters  Cobalt  (PS2),  Duel  Masters 2:
          Kaijudo Showdown (GBA),  Forgotten Realms:  Demon Stone (Xbox and PC),
          Godzilla: Save The Earth (PS2 and Xbox), RollerCoaster Tycoon 3 (PC), Sid Meier's Pirates! (PC), and YuYu Hakusho: Tournament Tactics.

     o For the fourth quarter ending March 31, 2005: Revenue will be driven by releases from both the lucrative Dragon Ball Z and Dungeons & Dragons franchises.

Mr. Bonnell continued, "The remainder of our fiscal 2005 release slate is characterized as a balanced mix of established franchises and new IP, with many titles for the growing mass consumer audience. This audience is the key to increasing market share and will be a defining factor for Atari's growth and overall success."

For the 2005 fiscal second quarter ending September 30, 2004, Atari anticipates a 25% increase in net revenue to approximately $75 million compared to $60.6 million in the comparable year-earlier period. The Company expects to report net loss of approximately $19 million, or $0.16 per share.

For the fiscal year ending March 31, 2005, Atari reiterates full-year net revenue of approximately $470 million and net income and earnings per share in the range of $25 million to $30 million, or $0.20 to $0.25 per share.

Atari will host a teleconference with a simultaneous webcast at 4:45 p.m. Eastern Time today to discuss the Company's first quarter results. To access the teleconference, please dial 1-800-901-5259 (domestic) or 1-617-786-4514 (international), access code 61758119, or listen to it live via the Internet by accessing the Company's Web site (www.atari.com).


About Atari

New York-based Atari, Inc. (Nasdaq: ATAR) develops interactive games for all platforms and is one of the largest third-party publishers of interactive entertainment software in the U.S. The Company's 1,000+ titles include hard-core, genre-defining games such as DRIV3R(TM), Enter the Matrix(TM), Neverwinter Nights(TM), Stuntman(TM), Test Drive(R), Unreal(R) Tournament 2004, and Unreal(R) Championship; and mass-market and children's games such as Backyard Sports(TM), Nickelodeon's Blue's Clues(TM) and Dora the Explorer(TM), Civilization(R), Dragon Ball Z(R) and RollerCoaster Tycoon(R). Atari, Inc. is a majority-owned subsidiary of France-based Infogrames Entertainment SA (Euronext
5257), the largest interactive games publisher in Europe. For more information, visit www.atari.com.


Safe Harbor Statement

With the exception of the historical information contained in this release, the matters described herein contain certain "forward-looking statements" that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release are not promises or guarantees and are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. These statements are based on management's current expectations and assumptions and are naturally subject to uncertainty and changes in circumstances. We caution you not to place undue reliance upon any such forward-looking statements. Actual results may vary materially from those expressed or implied by the

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statements herein. Some of the factors which could cause our results to differ materially include the following: the loss of key customers, such as Wal-Mart, Best Buy, Target or Toys "R" Us; fluctuations in the Company's quarterly net revenues and results of operations based on the seasonality of our industry; delays in product development and related product release schedules; maintaining relationships with leading independent video game software developers; adapting to the rapidly changing industry technology, including new console technology; maintaining or acquiring licenses to intellectual property; the termination or modification of our agreements with hardware manufacturers; and other factors described in our SEC filings, including our Annual Report on Form 10-K for the year ended March 31, 2004 and our quarterly reports on Form 10-Q.

The Company undertakes no duty to update any forward-looking statements to conform the statement to actual results or changes in the Company's expectations.

                               (Tables to Follow)

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                                      -4-

                          ATARI, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)

                                                          For the Three Months
                                                              Ended June 30,
                                                          ---------------------
                                                            2003         2004
                                                          --------     --------
                                                        (unaudited)  (unaudited)


Net revenues                                              $151,357     $110,296
Cost of goods sold                                          70,846       51,868
                                                          --------     --------
     Gross profit                                           80,511       58,428
Selling and distribution expenses                           20,127       17,652
General and administrative expenses                          8,548        8,058
Research and development                                    22,229       17,132
Depreciation and amortization                                1,950        2,766
                                                          --------     --------
     Operating income                                       27,657       12,820
Interest expense, net                                        3,046          174

Other income                                                   118           19
                                                          --------     --------
    Income before provision for income taxes                24,729       12,665

Provision for income taxes                                     937          609
                                                          --------     --------

Net income                                                $ 23,792     $ 12,056
                                                          ========     ========



Basic net income per share                                $   0.34     $   0.10
                                                          ========     ========

Diluted net income per share                              $   0.32     $   0.10
                                                          ========     ========

Basic weighted average shares outstanding                   69,974      121,249
                                                          ========     ========

Diluted weighted average shares outstanding                 80,499      121,334
                                                          ========     ========

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                          ATARI, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                                March 31,     June 30,
                                                                                   2004         2004
                                                                                ---------    ---------
                                                                                            (unaudited)
ASSETS
Current assets:
   Cash                                                                         $   9,621    $   1,256
   Receivables, net                                                                37,707       67,710
   Inventories, net                                                                27,520       24,539
   Income taxes receivable                                                          2,320        1,745
    Due from related parties                                                        4,175       19,048
   Prepaid expenses and other current assets                                       12,465       10,995
    Related party notes receivables                                                 8,571        8,571
                                                                                ---------    ---------
     Total current assets                                                         102,379      133,864
Property and equipment, net                                                        13,267       11,851
Goodwill, net of accumulated amortization of $26,116 in both periods               70,224       70,224
Other intangible assets, net of accumulated amortization of $1,294 and
         $1,462, at March 31, 2004 and June 30, 2004, respectively                  1,406        1,238
Other assets                                                                        6,680        5,699
                                                                                ---------    ---------
     Total assets                                                               $ 193,956    $ 222,876
                                                                                =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                             $  37,837    $  44,765
   Accrued liabilities                                                             15,886       18,702
   Revolving credit facility                                                         --          9,654
   Royalties payable                                                               14,481       13,272
   Income taxes payable                                                               450          881
   Short-term deferred income                                                       2,107           77
    Due to related parties                                                          6,704        7,941
                                                                                ---------    ---------
     Total current liabilities                                                     77,465       95,292
Deferred income                                                                       555          536
Other long-term liabilities                                                           873          784
                                                                                ---------    ---------
     Total liabilities                                                             78,893       96,612
                                                                                ---------    ---------

Commitments and contingencies

Stockholders' equity:
    Preferred stock, $0.01 par value, 5,000 shares authorized, none issued or
         outstanding                                                                 --           --
   Common stock, $0.01 par value, 300,000 shares authorized, 121,231 and
         121,275 shares issued and outstanding at March 31, 2004 and
         June 30, 2004, respectively                                                1,212        1,213
   Additional paid-in capital                                                     735,964      735,963
   Accumulated deficit                                                           (625,436)    (613,380)
   Accumulated other comprehensive income                                           3,323        2,468
                                                                                ---------    ---------
        Total stockholders' equity                                                115,063      126,264
                                                                                ---------    ---------
        Total liabilities and stockholders' equity                              $ 193,956    $ 222,876
                                                                                =========    =========

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                               Supplemental Table

                                                Three Months Ended
                                                       June,
                                       --------------------------------------
                                            2003                 2004
                                       ----------------    ------------------
Publishing Revenue Mix

    PC                                      22.3%                16.1%
    PlayStation 2                           36.6%                46.9%
    PlayStation                             3.8%                 1.3%
    Xbox                                    19.6%                22.4%
    Game Boy                                7.7%                 11.5%
    Game Cube                               9.9%                 1.8%
    Other                                   0.1%                  --